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                                                                    Exhibit 3-64
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                                            Filed in the Department of State on
                                            the 13th day of December 1984

                                            /s/ [graphic of signature omitted]
                                            ------------------------------------
                                               Secretary of the Commonwealth


                           ARTICLES OF INCORPORATION
                           -------------------------



   In compliance with the requirements of the Business Corporation Law, approved the 5th day of May, A.D. 1933, P.L. 364, as amended, the undersigned, who is of full age desiring that he may be incorporated as a business corporation, does hereby state that:

  1.  Name of Corporation: Diane Morgan and Associates,
                           Inc.

  2.  Registered Office:   863 Timber Lane
                           Dresher, PA 19025

  3.  Purpose Clause:      The corporation shall have unlimited power to
                           engaqe in and to do any lawful act concerning any or all lawful business for which corporations may be incorporated under this Act.

  4.  Existence:           Perpetual

  5.  Authorized Stock:    1,000 shares, $1 par value

  6.  Name and Address
       of Incorporator:    Diane Morgan
                           863 Timber Lane
                           Dresher, PA 19025

  7.  Number of Shares
        issued to Incorporator: Two hundred (200) shares

  IN WITNESS WHEREOF, the Incorporator herein named has set his hand and seal to these Articles on the 10th day of December ,l984.

                                     /s/ [graphic of signature omitted]
                                     -----------------------------------
                                          Diane Morgan
                                          Incorporator